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                                                                    EXHIBIT 99.1


[WHITEHALL LOGO]

                                                       NEWS RELEASE
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                                           For:        Whitehall Jewellers, Inc.
                                           Contact:    John R. Desjardins
                                                       Executive Vice President
FOR IMMEDIATE RELEASE                                  TX: 312.762.9751
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          WHITEHALL JEWELLERS, INC. ANNOUNCES Q2 SALES OF $72.3 MILLION

                           ---------------------------

         Chicago, Illinois, August 5, 2004 -- Whitehall Jewellers, Inc. (NYSE:
JWL) today announced sales for the second quarter ended July 31, 2004 of $72.3 million compared to $72.7 million for the second quarter last year. Comparable store sales for the quarter decreased 0.6% compared to a 7.2% decrease in the second quarter of last year.

         For the six-month period ended July 31, 2004, sales increased 2.4% to $145.3 million versus $141.9 million for the six-month period ended July 31, 2003. Comparable store sales for the six-month period ended July 31, 2004 increased 1.3% compared to a decrease of 7.9% for the six-month period ended July 31, 2003.

         The Company plans to release second quarter financial results on Thursday, August 26, 2004. A conference call for 9:00 AM (ET) is scheduled. Please call Susan Weber at 312.762.0292 to reserve a space on the call. The conference call will also be broadcast live on the Internet at www.whitehalljewellers.com.

ABOUT WHITEHALL JEWELLERS

Whitehall Jewellers, Inc. is a leading national specialty retailer of fine jewelry, currently operating 386 stores in 38 states. The Company operates stores in regional and superregional shopping malls under the names Whitehall Co. Jewellers, Lundstrom Jewelers and Marks Bros. Jewelers.

SAFE HARBOR STATEMENT

This release contains certain forward-looking statements (as such term is defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934) and information relating to the Company that are based on the current beliefs of management of the Company as well as assumptions made by and information currently available to management including statements related to the markets for our products, general trends and trends in our operations or financial results, plans, expectations, estimates and beliefs. In addition, when used in this release, the words "anticipate," "believe," "estimate," "expect," "intend," "plan," "predict" and similar expressions and their variants, as they relate to the Company or our management, may identify forward-looking statements. Such statements reflect our judgment as of the date of this release with respect to future events, the outcome of which is subject to certain risks, including the factors described below, which may have a significant impact on our business, operating results or financial condition. Investors are cautioned that these forward-looking statements are inherently



             For Investor Relations info: investorrelations@whji.com
                  Internet Website: www.whitehalljewellers.com



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uncertain. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results or outcomes may vary materially from those described herein. Whitehall Jewellers undertakes no obligation to update forward-looking statements. The following factors, among others, may impact forward-looking statements contained in this release: (1) a change in economic conditions or the financial markets which negatively impacts the retail sales environment and reduces discretionary spending on goods such as jewelry; (2) reduced levels of mall traffic caused by economic or other factors;
(3) our ability to execute our business strategy and the related effects on comparable store sales and other results; (4) the extent and results of our store expansion strategy and associated occupancy costs, and access to funds for new store openings; (5) the high degree of fourth quarter seasonality of our business; (6) the extent and success of our marketing and promotional programs;
(7) personnel costs and the extent to which we are able to retain and attract key personnel; (8) the effects of competition; (9) the availability and cost of consumer credit; (10) relationships with suppliers; (11) our ability to maintain adequate information systems capacity and infrastructure; (12) our leverage and cost of funds and changes in interest rates that may increase such costs; (13) our ability to maintain adequate loss prevention measures; (14) fluctuations in raw material prices, including diamond, gem and gold prices; (15) developments relating to the consolidated Capital Factors actions and the related SEC and U.S. Attorney's office investigations, and shareholder and other civil litigation including the impact of such developments on our results of operations and financial condition and relationship with our lenders or with our vendors; (16) regulation affecting the industry generally, including regulation of marketing practices; (17) the successful integration of acquired locations and assets into our existing operations; and (18) the risk factors identified from time to time in our filings with the SEC.



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             For Investor Relations info: investorrelations@whji.com
                  Internet Website: www.whitehalljewellers.com